EXHIBIT 99.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.

SECTION 1350AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Analogic Corporation (the “Company”) for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, John J. Millerick, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act to 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ JOHN J. MILLERICK
John J. Millerick Chief Financial Officer

Dated: June 13, 2003

A signed original of this written statement required by Section 906 has been provided to Analogic Corporation and will be retained by Analogic Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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